UBS Investment Bank

Fixed Bid Stratification

T,OWN,SVC'); ~DEALNAME eq 'MALT04_3G4A'; NO 10/20yr; AF15FEB1 AF15FEB2; OCCTYPE eq 'I'; (FNMA eq

Pool Summary	COUNT	UPB	%
Conforming	246	$28,932,635.58	100.00%
Total:	246	$28,932,635.58	100.00%
Data as of Date: 2004-01-01
AVG UPB: $117,612.34
GROSS WAC: 7.0534%
NET WAC: 6.803%
% SF/PUD: 48.65%
% FULL/ALT: 26.69%
% CASHOUT: 25.71%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 74.49%
% FICO > 679: 73.25%
% NO FICO: 0.00%
WA FICO: 706
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.36%
CALIFORNIA %: 19.48%
Latest Maturity Date: 20190101
Loans with Prepay Penalties: 1.36%

Product Type	COUNT	UPB	%
15 YR BALLOON	143	$20,814,477.72	71.94%
15 YR FXD	103	8,118,157.86	28.06
Total:	246	$28,932,635.58	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	40	$1,533,614.36	5.30%
$50,000.01 - $100,000.00	90	6,546,441.84	22.63
$100,000.01 - $150,000.00	62	7,469,952.38	25.82
$150,000.01 - $200,000.00	23	4,101,657.55	14.18
$200,000.01 - $250,000.00	10	2,225,687.81	7.69
$250,000.01 - $300,000.00	7	1,874,489.71	6.48
$300,000.01 - $350,000.00	6	1,876,512.14	6.49
$350,000.01 - $400,000.00	5	1,851,225.74	6.40
$450,000.01 - $500,000.00	3	1,453,054.05	5.02
Total:	246	$28,932,635.58	100.00%
Minimum: $19,890.00
Maximum: $500,000.00
Average: $117,682.54

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	40	$1,533,614.36	5.30%
$50,000.01 - $100,000.00	90	6,546,441.84	22.63
$100,000.01 - $150,000.00	62	7,469,952.38	25.82
$150,000.01 - $200,000.00	23	4,101,657.55	14.18
$200,000.01 - $250,000.00	10	2,225,687.81	7.69
$250,000.01 - $300,000.00	7	1,874,489.71	6.48
$300,000.01 - $350,000.00	6	1,876,512.14	6.49
$350,000.01 - $400,000.00	5	1,851,225.74	6.40
$450,000.01 - $500,000.00	3	1,453,054.05	5.02
Total:	246	$28,932,635.58	100.00%
Minimum: $19,890.00
Maximum: $500,000.00
Average: $117,612.34

Gross Rate	COUNT	UPB	%
5.751% - 6.000%	12	$914,700.00	3.16%
6.001% - 6.250%	42	3,587,307.41	12.40
6.251% - 6.500%	43	3,583,022.16	12.38
6.501% - 6.750%	17	1,443,281.03	4.99
6.751% - 7.000%	37	5,204,613.01	17.99
7.001% - 7.250%	32	4,347,827.59	15.03
7.251% - 7.500%	28	4,379,749.02	15.14
7.501% - 7.750%	14	2,184,057.99	7.55
7.751% - 8.000%	12	1,501,596.76	5.19
8.001% - 8.250%	3	480,362.75	1.66
8.251% - 8.500%	5	1,196,248.21	4.13
8.501% - 8.750%	1	109,869.65	0.38
Total:	246	$28,932,635.58	100.00%
Minimum: 6.000%
Maximum: 8.625%
Weighted Average: 7.053%
Net Rate	COUNT	UPB	%
5.501% - 5.750%	12	$914,700.00	3.16%
5.751% - 6.000%	42	3,587,307.41	12.40
6.001% - 6.250%	43	3,583,022.16	12.38
6.251% - 6.500%	17	1,443,281.03	4.99
6.501% - 6.750%	37	5,204,613.01	17.99
6.751% - 7.000%	32	4,347,827.59	15.03
7.001% - 7.250%	28	4,379,749.02	15.14
7.251% - 7.500%	14	2,184,057.99	7.55
7.501% - 7.750%	12	1,501,596.76	5.19
7.751% - 8.000%	3	480,362.75	1.66
8.001% - 8.250%	5	1,196,248.21	4.13
8.251% - 8.500%	1	109,869.65	0.38
Total:	246	$28,932,635.58	100.00%
Minimum: 5.750%
Maximum: 8.375%
Weighted Average: 6.803%

Original Term to Maturity	COUNT	UPB	%
121 - 180	246	$28,932,635.58	100.00%
Total:	246	$28,932,635.58	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	246	$28,932,635.58	100.00%
Total:	246	$28,932,635.58	100.00%
Minimum: 173
Maximum: 180
Weighted Average: 179

Seasoning	COUNT	UPB	%
<= 0	41	$5,989,500.00	20.70%
1 - 1	92	8,997,713.11	31.10
2 - 2	98	11,948,193.33	41.30
3 - 3	8	842,866.42	2.91
4 - 4	4	858,415.06	2.97
5 - 5	1	56,000.00	0.19
6 - 6	1	173,067.04	0.60
7 - 12	1	66,880.62	0.23
Total:	246	$28,932,635.58	100.00%
Minimum: 0
Maximum: 7
Weighted Average: 1

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

 Jan 20, 2004 13:41

UBS Investment Bank

Fixed Bid Stratification

T,OWN,SVC'); ~DEALNAME eq 'MALT04_3G4A'; NO 10/20yr; AF15FEB1 AF15FEB2; OCCTYPE eq 'I'; (FNMA eq

FICO Scores	COUNT	UPB	%
620 - 629	4	$248,634.64	0.86%
630 - 639	5	670,114.18	2.32
640 - 649	9	1,685,329.27	5.83
650 - 659	11	1,094,412.51	3.78
660 - 669	20	2,427,988.83	8.39
670 - 679	14	1,612,517.49	5.57
680 - 689	20	2,927,115.58	10.12
690 - 699	28	3,476,658.68	12.02
700 - 709	22	2,712,027.00	9.37
710 - 719	21	3,034,252.47	10.49
720 - 729	7	1,100,088.69	3.80
730 - 739	18	1,611,234.93	5.57
740 - 749	13	1,012,859.80	3.50
750 - 759	17	1,386,435.36	4.79
760 - 769	16	1,578,316.15	5.46
770 - 779	9	1,490,050.00	5.15
780 - 789	5	331,000.00	1.14
790 - 799	2	152,200.00	0.53
800 - 809	4	339,400.00	1.17
820 - 829	1	42,000.00	0.15
Total:	246	$28,932,635.58	100.00%
Minimum: 626
Maximum: 821
Weighted Average: 706

Loan To Value Ratio	COUNT	UPB	%
30.001% - 35.000%	2	$100,000.00	0.35%
35.001% - 40.000%	3	288,808.44	1.00
40.001% - 45.000%	7	658,800.00	2.28
45.001% - 50.000%	6	666,515.08	2.30
50.001% - 55.000%	8	944,356.42	3.26
55.001% - 60.000%	9	852,847.14	2.95
60.001% - 65.000%	10	1,097,051.67	3.79
65.001% - 70.000%	22	2,294,626.57	7.93
70.001% - 75.000%	28	3,632,761.03	12.56
75.001% - 80.000%	124	16,330,498.06	56.44
80.001% - 85.000%	4	361,165.00	1.25
85.001% - 90.000%	23	1,705,206.17	5.89
Total:	246	$28,932,635.58	100.00%
Minimum: 33.72%
Maximum: 90.00%
Weighted Average: 74.49%

Combined Loan To Value Ratio	COUNT	UPB	%
30.001% - 35.000%	2	$100,000.00	0.35%
35.001% - 40.000%	3	288,808.44	1.00
40.001% - 45.000%	6	553,800.00	1.91
45.001% - 50.000%	7	771,515.08	2.67
50.001% - 55.000%	6	681,123.64	2.35
55.001% - 60.000%	8	742,977.49	2.57
60.001% - 65.000%	10	1,002,563.14	3.47
65.001% - 70.000%	20	2,187,950.00	7.56
70.001% - 75.000%	26	3,178,011.03	10.98
75.001% - 80.000%	60	7,491,684.21	25.89
80.001% - 85.000%	5	521,833.19	1.80
85.001% - 90.000%	58	7,436,534.15	25.70
90.001% - 95.000%	35	3,975,835.21	13.74
Total:	246	$28,932,635.58	100.00%
Minimum: 33.72%
Maximum: 95.00%
Weighted Average: 79.09%

DTI	COUNT	UPB	%
<= 0.000%	5	$608,000.00	2.10%
1.001% - 6.000%	3	490,805.20	1.70
6.001% - 11.000%	2	473,113.70	1.64
11.001% - 16.000%	9	1,002,029.84	3.46
16.001% - 21.000%	11	1,958,208.17	6.77
21.001% - 26.000%	30	2,660,323.18	9.19
26.001% - 31.000%	35	4,267,564.82	14.75
31.001% - 36.000%	52	5,872,833.51	20.30
36.001% - 41.000%	68	8,605,745.06	29.74
41.001% - 46.000%	24	2,094,512.10	7.24
46.001% - 51.000%	5	704,700.00	2.44
56.001% - 61.000%	2	194,800.00	0.67
Total:	246	$28,932,635.58	100.00%
Minimum: 0.000%
Maximum: 60.000%
Weighted Average: 31.904%

Geographic Concentration	COUNT	UPB	%
California	29	$5,635,115.83	19.48%
Illinois	34	4,287,069.91	14.82
North Carolina	25	2,103,425.10	7.27
Massachusetts	7	2,099,375.65	7.26
Colorado	14	2,007,488.01	6.94
Utah	16	1,816,105.23	6.28
Florida	15	1,458,449.31	5.04
New Jersey	4	873,804.31	3.02
Nevada	6	803,700.00	2.78
Georgia	6	715,043.24	2.47
Pennsylvania	9	621,315.00	2.15
Michigan	6	613,250.00	2.12
Indiana	13	544,900.00	1.88
Texas	9	503,947.88	1.74
Arizona	7	478,002.94	1.65
Ohio	7	471,280.78	1.63
Minnesota	3	438,200.00	1.51
South Carolina	6	354,808.75	1.23
Maryland	4	352,150.00	1.22
Washington	2	345,668.19	1.19
Virginia	3	293,900.00	1.02
District Of Columbia	2	284,000.00	0.98
New York	1	275,805.20	0.95
Rhode Island	2	226,406.32	0.78
Oregon	2	223,478.60	0.77
Missouri	2	218,700.00	0.76
Oklahoma	3	213,150.00	0.74
Connecticut	2	201,800.00	0.70
Tennessee	2	163,145.33	0.56
Kansas	3	148,600.00	0.51
Idaho	1	116,000.00	0.40
Kentucky	1	44,550.00	0.15
Total:	246	$28,932,635.58	100.00%

North-South CA	COUNT	UPB	%
States Not CA	217	$23,297,519.75	80.52%
South CA	24	4,622,925.39	15.98
North CA	5	1,012,190.44	3.50
Total:	246	$28,932,635.58	100.00%

Zip Code Concentration	COUNT	UPB	%
02127	2	$696,456.26	2.41%
60610	2	527,545.10	1.82
02169	1	500,000.00	1.73
07712	1	490,134.66	1.69
02144	1	462,919.39	1.60
Other	239	26,255,580.17	90.75
Total:	246	$28,932,635.58	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

 Jan 20, 2004 13:41

UBS Investment Bank

Fixed Bid Stratification

T,OWN,SVC'); ~DEALNAME eq 'MALT04_3G4A'; NO 10/20yr; AF15FEB1 AF15FEB2; OCCTYPE eq 'I'; (FNMA eq

Loan Purpose	COUNT	UPB	%
Purchase	115	$14,140,514.10	48.87%
Cash Out Refi	66	7,439,653.44	25.71
Rate & Term Refi	65	7,352,468.04	25.41
Total:	246	$28,932,635.58	100.00%

Document Type	COUNT	UPB	%
No Income Verified	100	$15,399,508.29	53.23%
Full	70	7,721,194.40	26.69
Income Only	39	2,804,924.67	9.69
Stated Income Full Asset	13	1,097,517.59	3.79
1 Paystub/Assets Verified	14	928,600.00	3.21
Stated Doc	2	398,390.63	1.38
Unknown	1	210,000.00	0.73
Employment Verification Only	4	162,000.00	0.56
No Doc	2	161,000.00	0.56
No Income No Asset	1	49,500.00	0.17
Total:	246	$28,932,635.58	100.00%

Property Type	COUNT	UPB	%
Single Family	124	$11,161,086.22	38.58%
Three Family	18	4,515,747.36	15.61
Four Family	16	3,208,333.50	11.09
Two Family	27	3,203,232.87	11.07
Low Rise Condo (2-4 floors)	19	1,908,468.29	6.60
Pud Detached	9	1,404,901.00	4.86
Condomimium	13	1,152,104.67	3.98
Pud	8	736,217.26	2.54
High Rise Condo (gt 8 floors)	3	666,295.10	2.30
Pud Attached	4	431,998.83	1.49
Single Family Attached	3	342,350.93	1.18
Mid Rise Condo (4-8 floors)	2	201,899.55	0.70
Total:	246	$28,932,635.58	100.00%

Occupancy	COUNT	UPB	%
Investor Occupied	246	$28,932,635.58	100.00%
Total:	246	$28,932,635.58	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	244	$28,539,318.25	98.64%
36.000	1	221,404.19	0.77
60.000	1	171,913.14	0.59
Total:	246	$28,932,635.58	100.00%
wa Term: 0.632

Balloon Flag	COUNT	UPB	%
Balloon Loan	143	$20,814,477.72	71.94%
Not a Balloon Loan	103	8,118,157.86	28.06
Total:	246	$28,932,635.58	100.00%

Silent 2nd	COUNT	UPB	%
N	169	$18,224,680.79	62.99%
Y	74	10,088,159.97	34.87
	3	619,794.82	2.14
Total:	246	$28,932,635.58	100.00%

Lien Position	COUNT	UPB	%
1	246	$28,932,635.58	100.00%
Total:	246	$28,932,635.58	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	2	$115,200.00	0.40%
MGIC	4	329,815.00	1.14
PMI Mortgage Insurance	8	351,500.00	1.21
Radian Guaranty	4	734,806.17	2.54
Republic Mortgage Insurance	6	263,250.00	0.91
United Guaranty	3	271,800.00	0.94
LTV <=80	219	26,866,264.41	92.86
Total:	246	$28,932,635.58	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

 Jan 20, 2004 13:41